EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 17, 2010

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 12, 2010

THIS AMENDMENT NO. 1 (“Amendment”) is made as of November 17, 2010 by and among Schawk, Inc. (the “Borrower”), the Foreign Subsidiary Borrowers party hereto, the Alternate Currency Borrowers party hereto (together with the Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of January 12, 2010 by and among the Borrowers, the Lenders and the Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders, the Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto, the Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto, the Agent and the Collateral Agent have agreed to enter into this Amendment.

1.           Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended to insert the following defined terms in the appropriate alphabetical order:

“Special Restricted Payments” means one or more Restricted Payments payable by the Borrower on or before December 31, 2011 in an aggregate amount not to exceed $13,000,000.”

(b)           Section 7.3(F) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(F)           Restricted Payments.  The Borrower shall not declare or make any Restricted Payment, except (i) for fiscal years ending on or prior to December 31, 2010, Restricted Payments in an amount not to exceed $5,000,000 in the aggregate during any such fiscal year (provided that the Special Restricted Payments shall not count against such $5,000,000 limitation), (ii) Restricted Payments in an amount not to exceed $14,000,000 in the aggregate during the period from January 1,

2011 until the Revolving Loan Termination Date (provided that (x) such Restricted Payments shall not exceed $10,000,000 in the aggregate for any four consecutive fiscal quarters of the Borrower within such period and (y) the Special Restricted Payments shall not count against such $14,000,000 limitation), (iii) the Special Restricted Payments and (iv) Restricted Payments by a Subsidiary to the Borrower or another Subsidiary; provided, however, that in no event shall any Restricted Payments (other than Restricted Payments to the Borrower) be declared or made if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.”

(c)           Section 7.4(B) of the Credit Agreement is hereby amended to amend and restate the table appearing therein in its entirety to read as follows:

Last Twelve-Month Period Ending	Maximum Cash Flow Leverage Ratio

September 30, 2010	2.75 to 1.00

December 31, 2010 and each fiscal quarter thereafter	2.50 to 1.00

2.           Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) evidence reasonably satisfactory to it that the Note Documents have been amended in a manner consistent with the amendments hereunder, (b) the Borrowers shall have paid to the Agent, for the account of each Lender that has executed and delivered its signature page hereto by such time as is requested by the Agent, an amendment fee equal to 0.05% of the aggregate amount of such Lender’s Revolving Loan Commitment and (c) the Borrowers shall have paid all of the fees of the Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Agent) in connection with this Amendment and the other Loan Documents.

3.           Representations and Warranties of the Borrowers.  The Borrowers hereby represent and warrant as follows:

(a)           This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(b)           As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default shall exist and (ii) the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true in all material respects as of such date).

4.           Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b)           Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

6.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SCHAWK, INC., as a Borrower

By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

SCHAWK USA INC., as a Borrower

By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

SCHAWK UK LIMITED (Co. No. 03462552), as a Borrower

By:	/s/A. Alex Sarkisian
Name: A. Alex Sarkisian
Title: Director

SCHAWK LUXEMBOURG, S.À.R.L., as a Borrower

By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

SCHAWK CANADA INC., as a Borrower

By:	/s/A. Alex Sarkisian
Name: A. Alex Sarkisian
Title: Director and Secretary

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender, as Agent and as Collateral Agent

By:	/s/Robert E. Whitecotton
Name: Robert E. Whitecotton
Title: Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

BANK OF AMERICA, N.A., as a Lender

By:	/s/Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Michael Bleecher
Name: Michael Bleecher
Title: Assistant Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

NORTH SHORE COMMUNITY BANK & TRUST COMPANY, as a Lender

By:	/s/Eric M. Edelheit
Name: Eric M. Edelheit
Title: Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Stephanie Kline
Name: Stephanie Kline
Title: Senior Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement dated as of January 12, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Schawk, Inc. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto, the Alternate Currency Borrowers from time to time party thereto (together with the Borrower, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), which Amendment No. 1 is dated as of November 17, 2010 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  November 17, 2010

[Signature Page Follows]

SCHAWK USA INC.		SCHAWK WORLDWIDE HOLDINGS INC.

By:	/s/A. Alex Sarkisian	By:	/s/A. Alex Sarkisian
	Name: A. Alex Sarkisian		Name: A. Alex Sarkisian
	Title: Executive Vice President and Chief Operating Officer		Title: Executive Vice President and Chief Operating Officer

SCHAWK LLC		SCHAWK HOLDINGS INC.

By:	/s/A. Alex Sarkisian	/s/A. Alex Sarkisian
	Name: A. Alex Sarkisian	Name: A. Alex Sarkisian
	Title: Executive Vice President and Chief Operating Officer	Title: Executive Vice President and Chief Operating Officer

SEVEN SEATTLE, INC.		SCHAWK DIGITAL SOLUTIONS INC.

By:	/s/A. Alex Sarkisian	By:	/s/A. Alex Sarkisian
	Name: A. Alex Sarkisian		Name: A. Alex Sarkisian
	Title: Executive Vice President and Chief Operating Officer		Title: Executive Vice President and Chief Operating Officer

MIRAMAR EQUIPMENT, INC.		KEDZIE AIRCRAFT LLC

By:	/s/A. Alex Sarkisian	By:	/s/A. Alex Sarkisian
	Name: A. Alex Sarkisian		Name: A. Alex Sarkisian
	Title: Executive Vice President and Chief Operating Officer		Title: Executive Vice President and Chief Operating Officer

Signature Page to Consent and Reaffirmation to Amendment No. 1
Schawk, Inc.
Amended and Restated Credit Agreement dated as of January 12, 2010